                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 31, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                          001-15223                76-0453392
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  (State or Other                     (Commission             (IRS Employer
  Jurisdiction of                     File Number)          Identification No.)
   Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 31, 2005, the Registrant issued a press release to report its financial results for the fourth quarter and twelve months ended December 31,
2004. A copy of the press release is furnished pursuant to this Item 2.02 as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1      The Registrant's Press Release dated March 31, 2005.

          This press release is being furnished pursuant to Item 2.02 of this
          Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the
          "Exchange Act") or otherwise subject to the liabilities of that
          Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OPTICARE HEALTH SYSTEMS, INC.
                                       (Registrant)

Date: March 31, 2005                   /s/ William A. Blaskiewicz
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                                       Name: William A. Blaskiewicz
                                       Title: Vice President and Chief Financial
                                              Officer

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                                  EXHIBIT INDEX
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Exhibit
Number                              Description
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99.1       The Registrant's Press Release dated March 31, 2005.

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